Exhibit 10.18

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”) is made and entered into as of the date indicated on the signature page attached hereto, by LMF OCTOBER 2010 FUND, LLC, a Florida limited liability company (“Borrower”), in favor of DAVID A. STRAZ, JR. REVOCABLE LIVING TRUST OF 1986, whose address is 4401 W. Kennedy Blvd., Suite 150, Tampa, Florida 33609 (together with its successors and assigns, the “Lender”).

The parties hereto hereby agree as follows:

1. Defined Terms. As used in this Agreement, the term “Code” means the Uniform Commercial Code as in effect in the State of Florida from time to time, as amended. Capitalized terms used herein without definition shall have the meanings given such terms in the Loan Agreement between Borrower, LM Funding, LLC, a Florida limited liability company, Carol Linn Gould, individually and Bruce M. Rodgers, individually (collectively the “Guarantors”) and Lender (the “Loan Agreement”) or in the Funding and Servicing Agreement dated October 4, 2010 between the Borrower, LM Funding, LLC and Business Law Group, P.A. (“BLG”), (the “Funding and Servicing Agreement”). References to “this Agreement” shall mean this Agreement as in effect from time to time, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing.

2. Grant of Security Interest. In order to secure the payment of the principal of and interest on the Loan and the performance and observance by the Borrower of all the covenants expressed or implied herein and in the Loan Agreement, Borrower does hereby grant to the Lender a first security interest in the Collateral (as defined in the Loan Agreement) which includes all rights, title, interest and privileges of the Borrower (i) in, to, and under the Accounts and (ii) in and to the proceeds of the sale and settlement of the Accounts (until distributed or expended for the purpose for which the Loan were issued, as described in Section 3).

3. Proceeds. The loan shall be made simultaneously with the execution and delivery of this Agreement in the amount of Two Million Dollars and 00/100 ($2,000,000.00).

4. Creation of Accounts. The following account is hereby created and established to be held by the Borrower and maintained in accordance with the provisions of this Agreement:

(a) Distribution Account. BLG, or any successor servicer of the Accounts constituting part of the Assets, shall retain all amounts collected on the Accounts properly attributable to fees and costs of such servicer, respecting the order of applying proceeds required by Florida law and relevant provisions of the Purchase Agreements with the Associations and the Funding and Servicing Agreement. BLG, or any successor servicer of the Accounts constituting part of the Assets shall remit all other amounts collected on the Accounts to Borrower. The Borrower shall credit to the Distribution Account: (i) all amounts received from BLG, or any successor servicer, in respect of the Accounts and (ii) all amounts received as earnings on the Distribution Account. On each Payment Date or Maturity Date (as defined in the Note), as the case may be, Borrower shall apply the funds in the Distribution Account as provided in Section 5 hereof, without further authorization or direction. Pending application of monies in the Distribution Account, such monies may be invested, at the discretion of Borrower, as provided in Section 7 hereof, and any earnings on or income from such investments shall be retained therein.

5. Distribution of Available Funds. Available funds in the Distribution Account will be applied in the following order of priority:

First, all collection funds will be deposited into the Borrower’s DDA/checking account.

Second, principal and interest payments will be paid on the Loan in accordance with the terms of the Note.

Third, collection of the lien purchase price will remain in the Borrower’s DDA account as collateral for the Loan or be used solely for the purchase of additional liens to further secure the Loan.

6. Pledge. The Loan, including the principal thereof and interest thereon, and any other obligations of the Borrower arising hereunder or under the Loan, shall be limited obligations of the Borrower specifically secured as provided in Section 2 hereof. The Loan, including (if applicable) the principal thereof and interest thereon, shall be secured hereunder by the foregoing pledge of the Collateral and by a lien thereon, subject to the priorities expressly provided herein. The pledge of such Collateral shall be legal, valid and binding from the initial Closing Date and such Collateral shall thereupon be immediately subject to the lien, pledge and charge hereof as a first security interest thereon upon receipt thereof by the Borrower, without any physical delivery or segregation thereof or further act.

7. Investments. Monies held by the Borrower for the credit of the Distribution Account may be invested by Borrower in United States government securities, short-term certificates of deposit or money market funds (collectively, “Investment Securities”). The Investment Securities purchased shall be held by the Borrower and shall be deemed at all times to be part of the Distribution Account. Borrower shall not be liable for the selection of Investment Securities, for determining whether an investment qualifies as an “Investment Security,” or for investment losses incurred in respect of Investment Securities acquired and held as provided herein. Borrower shall not have any liability in respect of losses incurred as a result of the liquidation of any such Investment Security prior to its stated maturity or the failure of Borrower to provide timely written investment direction.

8. Protection of Security; Further Assurances. Borrower shall at all times, to the extent permitted by law, defend, preserve and protect the pledge of the Collateral pledged under this Agreement and all the rights of Borrower and the Lender against all claims and demands of all persons whomsoever. Borrower agrees with the Lender that Borrower will not limit or alter its powers to fulfill the terms of any agreements made in this Agreement or in the Loan, or in any way impair the rights and remedies of the Lender hereunder until the Loan (together with interest thereon (if any), including interest on any unpaid installments of interest (if any)) and all costs and expenses in connection with any action or proceeding by or on behalf of the Lender, are fully met and discharged.

Borrower shall at any and all times, insofar as it may be authorized so to do, pass, make, do, execute, acknowledge and deliver all and every such further resolutions, indentures, acts, deeds, conveyances, assignments, transfers and assurances as may be necessary or desirable for better assuring, conveying, granting, assigning and confirming any and all of the rights, revenues, securities and other monies hereby pledged or charged with or assigned to the payment of the Loan, or intended so to be, or which Borrower may hereafter become bound to pledge or charge or assign.

Without limiting the generality of the foregoing, Borrower shall periodically file UCC continuation statements as required to maintain and continue the perfection of the security interest granted hereunder by Borrower, as debtor, to the Lender, as secured party.

9. Bankruptcy. Borrower covenants that it shall not file a petition in bankruptcy with respect to itself unless such filing has been approved by the unanimous action of its board of managers and the written consent of the Lender.

10. No Encumbrances. Subject to and except for the rights of the Associations set forth in the Purchase Agreements, Borrower shall not create, or permit the creation of, any lien or encumbrance upon the Collateral pledged under this Agreement.

11. Lender’s Perfected Security Interest; Negotiable Collateral. Borrower agrees to make appropriate entries upon its financial statements and its books and records disclosing the Lender’s security interest in the Collateral.

12. Inspection: Verification of Accounts. If an event of default occurs under any of the Loan, any of Lender’s officers, employees or agents shall have the right, at any time or times hereafter, on behalf of the Lender, to verify the validity, amount or any other matter relating to Accounts by mail, telephone, telegraph or otherwise. Lender (by any of its officers, employees and/or agents) shall have the right, at any time or times during Borrower’s usual business hours, to inspect the Collateral, all records related thereto (and to make extracts from such records), and the premises upon which any of the Collateral is located, and for so long as no event of default under the Loan has occurred or is continuing, with prior written notice to Borrower, to discuss Borrower’s affairs and finances with any person and to verify the amount, quality, quantity, value and condition of, or any other matter relating to the Collateral.

13. Representations and Warranties of Borrower. By execution of this Agreement, Borrower makes the following representations and warranties:

(a) Organization and Good Standing. It has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of

Florida, with power and authority to own its properties and to conduct its business as such properties are currently owned and as such business is currently conducted and is proposed to be conducted pursuant to its operating agreement.

(b) Power and Authority. It has the power and authority to execute and deliver this Agreement and to perform its obligations pursuant hereto; and the execution, delivery and performance of this Agreement and the Loan have been duly authorized by all necessary limited liability company action.

(c) Authorization. It is duly authorized under all applicable laws to create and issue the Loan, to enter into this Agreement, and to pledge and assign the Collateral and other assets and revenues purported to be pledged and assigned by this Agreement in the manner and to the extent provided in this Agreement. The assets and revenues so pledged are and will be free and clear of any pledge, lien, charge or encumbrance thereon or with respect thereto prior to, or of equal rank with, the pledge created by this Agreement, except as otherwise expressly provided herein and in the Funding and Servicing Agreement and Purchase Agreements, and all action on the part of the Borrower to that end has been duly and validly taken.

(d) No Consent Required. No consent, license, approval or authorization of, or registration or declaration with, any person, entity or any governmental authority, bureau or agency is required to be obtained by Borrower in connection with the execution, delivery or performance of this Agreement or the Loan, except for such as have been obtained, effected or made as of the initial Closing Date.

(e) No Violation. The consummation of the transactions contemplated by this Agreement and the Loan and the fulfillment of its obligations under this Agreement and the Loan will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, its articles of organization or its operating agreement, or any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or violate any law, order, rule or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

(f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (i) asserting the invalidity of this Agreement or any Loan, (ii) seeking to prevent the issuance of the Loan or the consummation of any of the transactions contemplated by this Agreement or the Note, or (iii) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or the Note.

(g) Place of Business. The principal executive offices of the Borrower are in Tampa, Florida, and the offices where the Borrower keeps its records concerning the Collateral and related documents are in Tampa, Florida.

(h) Binding Obligations. This Agreement and the Loan constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors’ rights in general, and (ii) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(i) Security Interests. Upon the Closing Date:

(i) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Accounts, in favor of the Lender, which security interest is prior to all other liens and encumbrances, and is enforceable as such as against creditors of and purchasers from Borrower.

(ii) The Accounts that are part of the Collateral constitute either an “account” or a “general intangible” within the meaning of the UCC.

(iii) Borrower has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interests in the Collateral (to the extent perfection can be obtained through filing).

(iv) Subject to and except for the rights of the Associations set forth in the Purchase Agreements, upon receipt of the proceeds of the Loan pursuant to Section 3 hereof, Borrower will own and have good and marketable title to the Collateral, free and clear of all liens, encumbrances, security interests, and rights of others.

(j) Representations and Warranties. The representations and warranties of Borrower made in this Section 13 are made as of the Closing Date and shall survive the execution and delivery of this Agreement and the issuance of the Loan.

14. Discharge of Liens and Pledges; Securities No Longer Outstanding and Deemed To Be Paid Hereunder. The obligations of Borrower under this Agreement, and the liens, pledges, charges, trusts, covenants and agreements of Borrower herein made or provided for, shall be fully discharged and satisfied as to the Note and such Note shall no longer be deemed to be outstanding and shall no longer be secured by or entitled to the benefits of this Agreement:

(i) when such Note shall have been surrendered for payment, transfer or exchange and thereby cancelled (and no such Note may be cancelled except in exchange for adequate consideration, such adequacy to be determined by Lender in its sole discretion); or

(ii) as to any Note not canceled, when payment of the principal of the Note, together with interest thereon to the due date thereof (whether such due date be by reason of stated maturity or otherwise), shall have been made in accordance with the terms of such Note.

15. Miscellaneous.

(a) Waiver. Neither the failure nor any delay on the part of Lender to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of any other right, power or privilege of Lender.

(b) Successors. This Agreement shall bind the Borrower and its successors and permitted assigns, and inure to the benefit of Lender, and its successors and assigns.

(c) Amendments; Modifications. This Agreement may not be modified except by a writing executed by Borrower and the written consent of the Lender.

(d) Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Florida without regard to conflicts of law principles that would cause the application of the laws of another jurisdiction.

(e) Consent to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF FLORIDA OR OF THE UNITED STATES FOR THE MIDDLE DISTRICT OF FLORIDA AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER AND LENDER CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER AND LENDER IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO BRING ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE BORROWER AND LENDER WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT, OR OTHER PROCESS, THAT MAY BE MADE BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAW.

(f) Jury Trial Waiver. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF LENDER IN THE ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(g) Severability. If any paragraph or part thereof of this Agreement shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate and the remainder of this Agreement shall remain in full force and effect.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof via facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

(i) Paragraph Titles. The paragraph titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

(j) Consent, Etc., of Lender. Any consent, request, direction, approval, objection or other instrument required by this Agreement to be executed by Lender will not be effective unless and until a directive has been signed by an authorized signatory of Lender.

(k) Limitation of Rights. With the exception of rights herein conferred, nothing expressed or mentioned in or to be implied from this Agreement or the Loan is intended or shall be construed to give to any person other than the parties hereto and the Lender, any legal or equitable right, remedy, or claim under or in respect to this Agreement or any covenants, conditions and provisions herein contained; this Agreement and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and any Lender as herein provided or as provided in the Loan.

(l) Notices. Any notices, consents, waivers or other communications required or permitted to be given to Borrower under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

If to the Borrower:	LMF OCTOBER 2010 FUND, LLC
By: LM FUNDING, LLC
302 Knights Run Avenue, Suite 1000
Tampa, FL 33606
Attention: Carol Linn Gould
Facsimile: 813-221-7909

If to the Lender:	David A. Straz, Jr. Revocable Living
Trust of 1986
4401 W. Kennedy Blvd.
Suite 150,
Tampa, Florida 33609
Attention: David A. Straz, Jr., Trustee

Borrower shall provide five (5) days prior written notice to the Lender, on behalf of the Lender, of any change in address, telephone number or facsimile number. All such notices and communications shall be effective (i) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (ii) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when faxed, upon confirmation of receipt.

Except as is otherwise provided in this Agreement, any provision in this Agreement for the mailing of notice or other instrument to Lender shall be fully complied with if it is mailed by first-class mail, postage prepaid, to the Borrower and Lender at the addresses set forth above.

REMAINDER OF THE PAGE LEFT BLANK INTENTIONALLY

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the      day of January, 2015

BORROWER:

LMF OCTOBER 2010 FUND, LLC

Witnesses	By: LM FUNDING, LLC, Florida limited liability company, its Manager

Printed Name:

By:
Carol Linn Gould, Manager

Printed Name:

Printed Name:

By:
Frank C. Silcox, Manager

Printed Name:

LENDER:

DAVID A. STRAZ, JR., REVOCABLE LIVING TRUST OF 1986
Printed Name:

By:
DAVID A. STRAZ, JR., Trustee
Printed Name: